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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of American Equity Investment Life Holding Company (the "Company") on Form 10-K for the fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Wendy C. Waugaman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;

and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 9, 2010	By:	/s/ WENDY C. WAUGAMAN Wendy C. Waugaman, Chief Executive Officer and President (Principal Executive Officer)

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  Exhibit 32.1